OTHER EXPENSE (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Schedule of other (expense) income
Other expense (income), net for the years 2020, 2019 and 2018 consists of:

(in millions)	2020	2019	2018
Litigation and other matters	$422	$1,401	$(27)
Acquired in-process research and development costs	32	41	1
Net (gain) loss on sales of assets	(1)	(31)	6
Acquisition-related costs	—	8	1
Other, net	1	(5)	(1)
Other expense (income), net	$454	$1,414	$(20)